UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                        --------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): October 17, 2003



                         GREENE COUNTY BANCSHARES, INC.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)


          Tennessee                  0-14289                62-1222567
          ---------                  -------                ----------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)        Identification No.)


            100 North Main Street, Greeneville, Tennessee 37743-4992
            --------------------------------------------------------
                    (Address of principal executive offices)


                                 (423) 639-5111
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)



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Item 5.       Other Events


         On October 17, 2003, Greene County Bancshares, Inc. (the "Company") announced that the shareholders of Independent Bankshares Corporation ("IBC") had voted overwhelmingly to approve its merger with the Company in a special meeting held on October 16, 2003. Further information is set forth in the attached press release contained in Exhibit 99.1 hereto.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c) Exhibits.

                  99.1     Press Release dated October 17, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GREENE COUNTY BANCSHARES, INC.


Date:  October 17, 2003        By:  /s/        R. Stan Puckett
                                    --------------------------------------------
                                               R. Stan Puckett
                                               Chairman of the Board and
                                               Chief Executive Officer
                                               (Duly Authorized Representative)

                                  EXHIBIT INDEX

Exhibit
Number          Description of Exhibit(s)
------          -------------------------

    99.1        Copy of press release issued by the Company on October 17, 2003.